                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Albert L. Reese, Jr., Chief Financial Officer of ATP Oil & Gas Corporation (the "Company"), do hereby certify that the Quarterly Report on Form 10-Q (the "Report") for the quarter ended September 30, 2003, filed with the Securities Exchange Commission on the date hereof:

     3) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     4) the information contained in the Report fairly represents, in all material respects, the financial condition and the results of operations of the Company.


Date:   November 17, 2003              By: /s/ Albert L. Reese, Jr.
                                           -------------------------------------
                                           Albert L. Reese, Jr.
                                           Senior Vice President and Chief
                                           Financial Officer